UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

Honda Auto Receivables 2017-2 Owner Trust

(Issuing Entity)

Central Index Key Number: 0001706612

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation
(Sponsor)

Central Index Key Number: 0000864270

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-205883-06	82-6279305
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC 2800 Madrona Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

ITEM 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of certain of the Class A-2, Class A-3 and Class A-4 Asset Backed Notes (together, the “Underwritten Notes”) of Honda Auto Receivables 2017-2 Owner Trust (the “Issuer”), which are described in the Final Prospectus dated June 20, 2017 and which were issued on June 27, 2017 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. American Honda Finance Corporation (“AHFC”) will initially retain all of the Class A-1 Notes and at least 5% (by initial principal amount) of each of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively with the Underwritten Notes, the “Notes”).

1.          A Receivables Purchase Agreement (the “Receivables Purchase Agreement”), by and between AHFC and American Honda Receivables LLC (“AHR LLC”), pursuant to which AHFC transferred to AHR LLC certain retail installment sale contracts relating to new or used Honda or Acura automobiles and related property (the “Receivables”).

2.          An Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”), among AHR LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee, which amended and restated the Trust Agreement, dated as of May 2, 2017, pursuant to which the Issuer was formed.

3.          A Sale and Servicing Agreement (the “Sale and Servicing Agreement”), among AHR LLC, as seller, AHFC, as servicer, RPA seller and sponsor, and acknowledged and accepted Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuer.

4.          An Asset Representations Review Agreement (the “Asset Representations Review Agreement”), among the Trust, AHFC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations with respect to the Receivables.

5.          An Indenture (the “Indenture”), by and between the Issuer and the Indenture Trustee and acknowledged and accepted by AHFC, as servicer, pursuant to which the Issuer will cause the issuance of the Notes.

6.          An Administration Agreement (the “Administration Agreement”), among the Issuer, AHFC, as sponsor and administrator, AHR LLC, as depositor, and the Indenture Trustee, relating to the provision by AHFC of certain services relating to the Notes.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement and as Exhibit 10.5 is the Asset Representations Review Agreement.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated the Closing Date, between the Indenture Trustee and the Issuer and acknowledged and accepted by AHFC

10.1	Receivables Purchase Agreement, dated the Closing Date, between AHFC and AHR LLC

10.2	Sale and Servicing Agreement, dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee

10.3	Administration Agreement, dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee

10.4	Amended and Restated Trust Agreement, dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware

10.5	Asset Representations Review Agreement, dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

By: /s/ Paul C. Honda

Name: Paul C. Honda

Title:   Treasurer

Dated: June 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated the Closing Date, between the Indenture Trustee and the Issuer and acknowledged and accepted by AHFC

10.1	Receivables Purchase Agreement, dated the Closing Date, between AHFC and AHR LLC

10.2	Sale and Servicing Agreement, dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee

10.3	Administration Agreement, dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee

10.4	Amended and Restated Trust Agreement, dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware

10.5	Asset Representations Review Agreement, dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC